Exhibit 99.1

Protolabs Reports Financial Results for the First Quarter of 2025
Total Revenue of $126.2 Million
GAAP Earnings Per Share of $0.15, Non-GAAP Earnings Per Share of $0.33
MINNEAPOLIS – May 2, 2025 – Proto Labs, Inc. ("Protolabs" or the "Company") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the first quarter ended March 31, 2025.
First Quarter 2025 Financial Highlights:
•Revenue was $126.2 million, a 1.3% decrease compared to revenue of $127.9 million in the first quarter of 2024.
•Revenue fulfilled through the Protolabs Network was $26.3 million, a 10.0% increase compared to the first quarter of 2024.
•Net income was $3.6 million, or $0.15 per diluted share, compared to $5.3 million, or $0.20 per diluted share, in the first quarter of 2024.
•Non-GAAP net income was $8.1 million, or $0.33 per diluted share, compared to $10.4 million, or $0.40 per diluted share, in the first quarter of 2024. See “Non-GAAP Financial Measures” below.

“Protolabs started the year strong, with revenue and earnings per share near the top of our guidance range and increases in both the number of customers utilizing our combined factory and network offer and spend per customer,” said Rob Bodor, President and Chief Executive Officer. “Our first quarter performance establishes a solid foundation for growth in 2025. We are continuing to evolve Protolabs beyond prototyping and into production by enhancing our manufacturing capabilities, unlocking value from our reorganized internal operating structure, and serving our customers more efficiently across the product lifecycle.”

"As the tariff landscape evolves, we believe we are well positioned to continue serving our customers through our geographically diverse factory and network fulfillment model," continued Bodor. "Protolabs has a proven track record of adapting faster than anyone to support our customers in times of supply chain disruption, and we are prepared to capitalize on emerging opportunities as the global landscape continues to shift."

Dan Schumacher, Chief Financial Officer, commented: “Our industry-leading profitability and cash flow generation, combined with zero debt on our balance sheet, strongly position us to invest in growth and navigate periods of uncertainty. We continued to return capital to shareholders during the quarter by repurchasing $20.9 million of common stock.”

Additional First Quarter 2025 Highlights:
•Customer contact information
◦Protolabs served 21,627 customer contacts during the quarter.
◦Revenue per customer contact increased 2.5% year-over-year to $5,836.
•EBITDA was $13.6 million. See “Non-GAAP Financial Measures” below.
•Adjusted EBITDA was $17.4 million, or 13.8% of revenue, compared to $20.2 million, or 15.8% of revenue, in 2024. See “Non-GAAP Financial Measures” below.
•Cash and investments balance was $116.3 million as of March 31, 2025.

Second Quarter 2025 Outlook

In the second quarter of 2025, the Company expects to generate revenue between $124.0 million and $132.0 million.

The Company expects second quarter 2025 diluted net income per share between $0.11 and $0.19, and non-GAAP diluted net income per share between $0.30 and $0.38. See "Non-GAAP Financial Measures" below.
Non-GAAP Financial Measures
The Company has included non-GAAP revenue growth by region and by service line that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics, when viewed in conjunction with the comparable GAAP metrics, are useful in evaluating the underlying business trends and ongoing operating performance of the Company.
The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency and benefits related to exit and disposal activities (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency and benefits related to exit and disposal activities (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense, in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense and benefits related to exit and disposal activities (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP net income and non-GAAP net income per share, in each case, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and benefits related to exit and disposal activities (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP operating margin, non-GAAP revenue growth by region and by service line, and Adjusted EBITDA and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends, provide useful measures for period-to-period comparisons of the Company’s business, and in determining executive and senior management incentive compensation. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP financial measures exclude significant expenses and income that are required by GAAP to be recorded in our condensed consolidated financial statements and are subject to inherent limitations. Investors should review the reconciliations of non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release.
Conference Call
The Company has scheduled a conference call to discuss its first quarter 2025 financial results and second quarter 2025 outlook today, May 2, 2025 at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/ngihgh3z/. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.
About Protolabs
Protolabs is the fastest and most comprehensive manufacturing service from prototyping to production. Our digital factories produce low-volume parts in days while Protolabs Network unlocks advanced capabilities and volume pricing through its highly vetted manufacturing partners. The result? One digital manufacturing source for product developers, engineers, and supply chain teams across the globe. See what's next at protolabs.com.
Forward-Looking Statements
Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.
Source: Proto Labs, Inc.

Investor Relations Contacts:
Protolabs
Ryan Johnsrud, 612-225-4873
Manager – Investor Relations and FP&A
ryan.johnsrud@protolabs.com

Gateway Group, Inc.
949-574-3860
PRLB@gateway-grp.com
Media Contact:
Protolabs
Brent Renneke, 763-479-7704
Marketing Communications Manager
brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	March 31, 2025	December 31, 2024
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$82,692	$89,071
Short-term marketable securities	14,154	14,019
Accounts receivable, net	73,904	66,504
Inventory	13,202	12,305
Income taxes receivable	864	2,906
Prepaid expenses and other current assets	9,594	10,049
Total current assets	194,410	194,854

Property and equipment, net	221,207	227,263
Goodwill	273,991	273,991
Other intangible assets, net	20,775	21,422
Long-term marketable securities	19,425	17,773
Operating lease assets	2,461	2,993
Finance lease assets	625	692
Other long-term assets	4,556	4,524
Total assets	$737,450	$743,512

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$16,288	$15,504
Accrued compensation	18,554	16,550
Accrued liabilities and other	24,172	19,621
Current operating lease liabilities	1,132	1,287
Current finance lease liabilities	312	309
Income taxes payable	1,634	—
Total current liabilities	62,092	53,271

Long-term operating lease liabilities	1,491	1,633
Long-term finance lease liabilities	207	287
Long-term deferred tax liabilities	12,062	13,565
Other long-term liabilities	4,797	4,605

Shareholders' equity	656,801	670,151
Total liabilities and shareholders' equity	$737,450	$743,512

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2025	2024
Revenue
Injection Molding	$48,723	$52,663
CNC Machining	52,843	49,932
3D Printing	20,194	21,582
Sheet Metal	4,211	3,553
Other Revenue	234	160
Total Revenue	126,205	127,890

Cost of revenue	70,507	70,423
Gross profit	55,698	57,467

Operating expenses
Marketing and sales	23,749	23,160
Research and development	10,609	11,167
General and administrative	16,848	16,313
Benefits related to exit and disposal activities	(39)	—
Total operating expenses	51,167	50,640
Income from operations	4,531	6,827
Other income, net	1,454	899
Income before income taxes	5,985	7,726
Provision for income taxes	2,386	2,458
Net income	$3,599	$5,268

Net income per share:
Basic	$0.15	$0.21
Diluted	$0.15	$0.20

Shares used to compute net income per share:
Basic	24,135,320	25,624,949
Diluted	24,435,844	25,784,987

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2025	2024
Operating activities
Net income	$3,599	$5,268
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,694	9,103
Stock-based compensation expense	3,992	4,276
Deferred taxes	(1,552)	(2,247)
Interest on finance lease obligations	6	10
Impairments related to exit and closure of facilities	219	—
Gain on disposal of property and equipment	—	(22)
Other	43	63
Changes in operating assets and liabilities	3,378	4,887
Net cash provided by operating activities	18,379	21,338

Investing activities
Purchases of property, equipment and other capital assets	(1,262)	(2,587)
Proceeds from sales of property, equipment and other capital assets	—	22
Purchases of marketable securities	(6,552)	—
Proceeds from call redemptions and maturities of marketable securities	4,905	6,984
Net cash (used in) provided by investing activities	(2,909)	4,419

Financing activities
Proceeds from issuance of common stock from equity plans	287	—
Purchases of shares withheld for tax obligations	(1,248)	(533)
Repurchases of common stock	(20,890)	(16,013)
Principal repayments of finance lease obligations	(76)	(73)
Net cash used in financing activities	(21,927)	(16,619)
Effect of exchange rate changes on cash and cash equivalents	78	(124)
Net (decrease) increase in cash and cash equivalents	(6,379)	9,014
Cash and cash equivalents, beginning of period	89,071	83,790
Cash and cash equivalents, end of period	$82,692	$92,804

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income and Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2025	2024
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and benefits related to exit and disposal activities
GAAP net income	$3,599	$5,268
Add back:
Stock-based compensation expense	3,992	4,276
Amortization expense	908	987
Unrealized (gain) loss on foreign currency	(135)	237
Benefit related to exit and disposal activities	(39)	—
Total adjustments [1]	4,726	5,500
Income tax benefits on adjustments [2]	(242)	(354)
Non-GAAP net income	$8,083	$10,414

Non-GAAP net income per share:
Basic	$0.33	$0.41
Diluted	$0.33	$0.40

Shares used to compute non-GAAP net income per share:
Basic	24,135,320	25,624,949
Diluted	24,435,844	25,784,987

1Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and benefits related to exit and disposal activities were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended March 31,
	2025	2024

Cost of revenue	$802	$801

Marketing and sales	778	833
Research and development	625	692
General and administrative	2,695	2,937
Benefit related to exit and disposal activities	(39)	—
Total operating expenses	4,059	4,462

Other income (loss), net	(135)	237
Total adjustments	$4,726	$5,500

2For the three months ended March 31, 2025 and 2024, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2025	2024
Revenue	$126,205	$127,890
Gross profit	55,698	57,467
GAAP gross margin	44.1%	44.9%
Add back:
Stock-based compensation expense	460	459
Amortization expense	342	342
Total adjustments	802	801
Non-GAAP gross profit	$56,500	$58,268
Non-GAAP gross margin	44.8%	45.6%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2025	2024
Revenue	$126,205	$127,890
Income from operations	4,531	6,827
GAAP operating margin	3.6%	5.3%
Add back:
Stock-based compensation expense	3,992	4,276
Amortization expense	908	987
Benefit related to exit and disposal activities	(39)	—
Total adjustments	4,861	5,263
Non-GAAP income from operations	$9,392	$12,090
Non-GAAP operating margin	7.4%	9.5%

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2025	2024
Revenue	$126,205	$127,890
GAAP net income	3,599	5,268
GAAP net income margin	2.9%	4.1%
Add back:
Amortization expense	$908	$987
Depreciation expense	7,786	8,116
Interest income, net	(1,108)	(1,112)
Provision for income taxes	2,386	2,458
EBITDA	13,571	15,717
EBITDA Margin	10.8%	12.3%
Add back:
Stock-based compensation expense	3,992	4,276
Unrealized (gain) loss on foreign currency	(135)	237
Benefit related to exit and disposal activities	(39)	—
Total adjustments	3,818	4,513
Adjusted EBITDA	$17,389	$20,230
Adjusted EBITDA Margin	13.8%	15.8%

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended March 31, 2025			Three Months Ended March 31, 2024	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$100,267	$—	$100,267	$101,481	(1.2%)	(1.2%)
Europe	25,938	463	26,401	26,409	(1.8)	—
Total revenue	$126,205	$463	$126,668	$127,890	(1.3%)	(1.0%)

1Revenue for the three months ended March 31, 2025 has been recalculated using 2024 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three months ended March 31, 2024 to GAAP revenue for the three months ended March 31, 2025.
3This column presents the percentage change from GAAP revenue for the three months ended March 31, 2024 to non-GAAP revenue for the three months ended March 31, 2025 (as recalculated using the foreign currency exchange rates in effect during the three months ended March 31, 2024) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Service Line
(In thousands)
(Unaudited)

	Three Months Ended March 31, 2025			Three Months Ended March 31, 2024	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$48,723	$81	$48,804	$52,663	(7.5%)	(7.3%)
CNC Machining	52,843	305	53,148	49,932	5.8	6.4
3D Printing	20,194	64	20,258	21,582	(6.4)	(6.1)
Sheet Metal	4,211	10	4,221	3,553	18.5	18.8
Other Revenue	234	3	237	160	46.3	48.1
Total revenue	$126,205	$463	$126,668	$127,890	(1.3%)	(1.0%)

1Revenue for the three months ended March 31, 2025 has been recalculated using 2024 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three months ended March 31, 2024 to GAAP revenue for the three months ended March 31, 2025.
3This column presents the percentage change from GAAP revenue for the three months ended March 31, 2024 to non-GAAP revenue for the three months ended March 31, 2025 (as recalculated using the foreign currency exchange rates in effect during the three months ended March 31, 2024) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Customer Contact Information
(In thousands, except customer contacts and per customer contact amounts)
(Unaudited)

	Three Months Ended March 31,
	2025	2024
Revenue	$126,205	$127,890
Customer contacts	21,627	22,466
Revenue per customer contact[1]	$5,836	$5,693

1Revenue per customer contact is calculated using the revenue recognized during the respective period divided by the actual number of customer contacts served during the same period. Customer contacts are product developers, engineers, procurement and supply chain professionals and other individuals who place an order, and that order is shipped and invoiced during the period. The Company believes revenue per customer contact is useful to investors in evaluating the underlying business trends and ongoing operating performance of the Company.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Guidance
(Unaudited)

	Q2 2025 Outlook
	Low	High
GAAP diluted net income per share	$0.11	$0.19
Add back:
Stock-based compensation expense	0.16	0.16
Amortization expense	0.03	0.03
Unrealized (gain) loss on foreign currency	0.00	0.00
Total adjustments	0.19	0.19
Non-GAAP diluted net income per share	$0.30	$0.38